Statement of Changes in Net Assets Available for Benefits - EBP 71-0335111 001 [Member]	12 Months Ended
Dec. 31, 2025 USD ($)
Investment income:
Net appreciation in fair value of investments	$ 153,463,748
Interest and dividends	56,462,874
EBP, Change in Net Asset Available for Benefit, Increase (Decrease) from Income (Loss) on Investment	209,926,622
Interest income on notes receivable from participants	5,169,361
Contributions:
Employer, net of forfeitures	35,747,083
Participants	114,881,357
EBP, Change in Net Asset Available for Benefit, Increase from Contribution	150,628,440
Total additions	365,724,423
Deductions from net assets attributed to:
Withdrawals and distributions	189,670,431
Administrative expenses	1,914,512
Total deductions	191,584,943
Increase in net assets available for benefits	174,139,480
Net assets available for benefits:
Beginning of year	1,407,976,159
End of year	$ 1,582,115,639